                                                                    Exhibit 4.10


No. W-8       Warrant to Purchase Fifty Thousand (50,000) Shares of
                     Common Stock of Celerity Systems, Inc.
                             (Subject to adjustment)


Date of Issuance - As of September 30, 1999


                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYOTHOCATED IN THE ABSENCE OF A REGISTERATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRIED.

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             CELERITY SYSTEMS, INC.

        This certifies that, for value received, May Davis Group, or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), Fifty Thousand (50,000) shares of common stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment of the exercise price (the "Exercise Price") therefore, as set forth in Sections 2 and 3 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include the Warrant and any warrants delivered in substitution or exchange therefore as provided herein.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, the Warrant shall be exercisable, in whole or in part, during the term commencing as of September 30, 1999 and ending 5:00 p.m., Eastern Time September 29, 2002 and shall be void thereafter (the "Term").

         2. EXERCISE PRICE. The Exercise Price at which the Warrant may be exercised shall be $0.586 per share of Common Stock, as adjusted from time to time to pursuant to Section 11 hereof (the "Exercise Price").

         3.       EXERCISE OF WARRANT.

                  (a) The purchase rights represented by the Warrant are exercisable by the Holder in whole or in part, but not for less than 100 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the Term hereof as described in Section 1 above, by the surrender of this warrant and Notice of Exercise annexed hereto as EXHIBIT "A" duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) upon payment in cash or by check acceptable to the Company in an amount equal to the product of the Exercise Price set forth in Section 2 above multiplied by the number of shares of common Stock being purchased upon such exercise.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in event within ten (10) days thereafter, the Company as its expense shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this warrant may then be exercised

        4. NO FACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this warrant. In lieu of any fractional share to which the Holder otherwise be entitled, the Company shall make a cash payment equal to the Current Market value multiplied by such fraction.

        Current Market Value of one share Common Stock shall mean:

         (1) If the common Stock is listed on national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ National Market system or Small cap system, the Current Market Value shall be last reported sale price of the common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system or

         (2) If the common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the NASDAQ Electronic Bulletin Board or its then existing successor on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, on the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. RIGHTS OF STOCKHOLDERS. This warrant shall not entitle the Holder to any of the rights of a Stockholder of the Company.

         7.       TRANSFER WARRANT.

         (a) WARRANT REGISTER. The Company will maintain a register ( the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred in the Warrant Register of the Company, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT AND UNDERLYING COMMON STOCK. This Warrant may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act 1933, as amended (the "Act"), title to this Warrant may be transferred by the endorsement (by the Holder executing the Assignment Form annexed hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by the endorsement and delivery.

The Common Stock to be issued upon exercise hereof, may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company)

         (c) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its exercise shall issue to or the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

         (d) COMPLIANCE WITH SECURITIES LAWS.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) This Warrant and all shares of Common Stock issued upon exercise hereof shall, unless registered under the Act, be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by the State securities laws):

         THE SECURITIES PRESENTED HEREBY HAVE BEEN ACUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEPTION THEREFORM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. RESERVATION OF STOCK. The company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Sock upon the exercise of this warrant, and from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be in free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are in charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9.       NOTICES.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Treasurers setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment. And shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

         (b) In case

                  (i) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purposes of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or subsequently all the assets of the Company to another incorporation, or

                  (iii) of any voluntary dissolution, liquidation of winding-up of this Company,

then, and in each such case, the Company will mail or cause to mail the Holder or Holders a notice specifying, as the case may be (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation merger, conveyance dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3) business day following the date of such mailing.

         10.      AMENDMENTS.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

         (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed, a further or continuing waiver of any such term, condition, or provision.

         11. ADJUSTMENTS. The exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         11.1 MERGER RECLASSIFICATION, ETC. If the Company at any time while this Warrant or any portion thereof, remains outstanding and unexpired shall, by merger, consolidation, reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exists into the same or a different number of securities of any other class or classes this Warrant shall thereafter represent the right to acquire such number and kind of securities which were subject to the purchase rights under this Warrant immediately prior to such merger, consolidation, reclassification or other change and the Exercise Price therefore shall be approximately adjusted, all subject to further adjustment as provided in Section II.

         11.2 SPLIT, SUBDIVISION OF COMBINATION OF SHARES. If the Company at any time while this warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivided or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of combination.

         11.3 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment and readjustment is based. The Company shall, upon written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect and; (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

         11.4 NO IMPAIRMENT, The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all of such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         12.      MISCELLANEOUS.

         12.1 AMENDMENTS OF WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

         12.2 NOTICES. Any notices required to be sent to a Holder will be delivered to the address of such Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid and will be deemed to have been given when so delivered or sent.

         12.3 DESCRIPTIVE HEADINGS: GOVERNING LAW. The descriptive heading of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the States of Delaware, without regard to principals of conflicts or choice of law.

IN WITNESS WHEREOF, CELERITY SYSTEMS, INC. caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 30, 1999

                                             CELERITY SYSTEMS, INC.

                                             By: /s/ Kenneth D. Van Meter
                                             Title: President & CEO

AGREED AND ACCEPTED:

HOLDER:

        By:
        Title:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

To:     CELERITY SYSTEMS, INC.

         (1) The undersigned hereby elects to purchase shares of Common Stock of CELERITY SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payments of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


         (3) Please issue a certificate or certificates presenting said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                              Name


                                              Name

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.

                                              Name


                                              Name

                                    EXHIBIT B

                            FORM OF ASSIGNEMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee names below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below but not below

Name of Assignee              Address                No. of Shares

And does hereby irrevocably constitute and appoint
Attorney to make such transfer on the books of CELERITY SYSTEMS, INC. maintained for the purpose with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:
                                         Signature of Holder



                                         Witness

No. W-9       Warrant to Purchase Fifty Thousand (50,000) Shares of
                     Common Stock of Celerity Systems, Inc.
                             (Subject to adjustment)


Date of Issuance - As of September 30, 1999


                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYOTHOCATED IN THE ABSENCE OF A REGISTERATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRIED.

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             CELERITY SYSTEMS, INC.

        This certifies that, for value received, Mark Angelo, or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), Fifty Thousand (50,000) shares of common stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment of the exercise price (the "Exercise Price") therefore, as set forth in Sections 2 and 3 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include the Warrant and any warrants delivered in substitution or exchange therefore as provided herein.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, the Warrant shall be exercisable, in whole or in part, during the term commencing as of September 30, 1999 and ending 5:00 p.m., Eastern Time September 29, 2002 and shall be void thereafter (the "Term").

         2. EXERCISE PRICE. The Exercise Price at which the Warrant may be exercised shall be $0.586 per share of Common Stock, as adjusted from time to time to pursuant to Section 11 hereof (the "Exercise Price").

         3.       EXERCISE OF WARRANT.

                  (a) The purchase rights represented by the Warrant are exercisable by the Holder in whole or in part, but not for less than 100 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the Term hereof as described in Section 1 above, by the surrender of this warrant and Notice of Exercise annexed hereto as EXHIBIT "A" duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) upon payment in cash or by check acceptable to the Company in an amount equal to the product of the Exercise Price set forth in
                           Section 2 above multiplied by the number of shares of common Stock being purchased upon such exercise.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in event within ten (10) days thereafter, the Company as its expense shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this warrant may then be exercised.

        4. NO FACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this warrant. In lieu of any fractional share to which the Holder otherwise be entitled, the Company shall make a cash payment equal to the Current Market value multiplied by such fraction.

        Current Market Value of one share Common Stock shall mean:

         (1) If the common Stock is listed on national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ

National Market system or Small cap system, the Current Market Value shall be last reported sale price of the common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system or

         (2) If the common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the NASDAQ Electronic Bulletin Board or its then existing successor on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, on the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. RIGHTS OF STOCKHOLDERS. This warrant shall not entitle the Holder to any of the rights of a Stockholder of the Company.

         7.       TRANSFER WARRANT.

         (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred in the Warrant Register of the Company, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT AND UNDERLYING COMMON STOCK. This Warrant may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act 1933, as amended (the "Act"), title to this Warrant may be transferred by the endorsement (by the Holder executing the Assignment Form annexed hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by the endorsement and delivery. The Common Stock to be issued upon exercise hereof, may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company)

         (c) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its exercise shall issue to or the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

         (d) COMPLIANCE WITH SECURITIES LAWS.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) This Warrant and all shares of Common Stock issued upon exercise hereof shall, unless registered under the Act, be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by the State securities laws):

         THE SECURITIES PRESENTED HEREBY HAVE BEEN ACUIRED FOR
         INVESTMENT AND HAVE NOT BEEN REGISTED UNDER THE SECURITIES
         ACT OF

         1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEPTION THEREFORM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY NE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. RESERVATION OF STOCK. The company covenants that during the Term of this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Sock upon the exercise of this warrant, and from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be in free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are in charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9.       NOTICES.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Treasurers setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment. And shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

         (b) In case

                  (i) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purposes of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or subsequently all the assets of the Company to another incorporation, or

                  (iii) of any voluntary dissolution, liquidation of winding-up of this Company,

then, and in each such case, the Company will mail or cause to mail the Holder or Holders a notice specifying, as the case may be (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation merger, conveyance dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3) business day following the date of such mailing.

         10.      AMENDMENTS.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

         (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed, a further or continuing waiver of any such term, condition, or provision.

         11. ADJUSTMENTS. The exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         11.1 MERGER RECLASSIFICATION, ETC. If the Company at any time while this Warrant or any portion thereof, remains outstanding and unexpired shall, by merger, consolidation, reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exists into the same or a different number of securities of any other class or classes this Warrant shall thereafter represent the right to acquire such number and kind of securities which were subject to the purchase rights under this Warrant immediately prior to such merger, consolidation, reclassification or other change and the Exercise Price therefore shall be approximately adjusted, all subject to further adjustment as provided in Section II.

         11.2 SPLIT, SUBDIVISION OF COMBINATION OF SHARES. If the Company at any time while this warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivided or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of combination.

         11.3 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment and readjustment is based. The Company shall, upon written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect and; (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

         11.5 NO IMPAIRMENT, The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all of such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         12.      MISCELLANEOUS.

         12.1 AMENDMENTS OF WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

         12.2 NOTICES. Any notices required to be sent to a Holder will be delivered to the address of such Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid and will be deemed to have been given when so delivered or sent.

         12.3 DESCRIPTIVE HEADINGS: GOVERNING LAW. The descriptive heading of the paragraphs of this Warrant are inserted for convenience only and do not constitute a pat of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the States of Delaware, without regard to principals of conflicts or choice of law.

IN WITNESS WHEREOF, CELERITY SYSTEMS, INC. caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 30, 1999

                                             CELERITY SYSTEMS, INC.

                                             By: /s/ Kenneth D. Van Meter
                                             Title: President & CEO

AGREED AND ACCEPTED:

HOLDER:

        By:
        Title:

                              EXHIBIT A

                       FORM OF NOTICE OF EXERCISE

To:     CELERITY SYSTEMS, INC.

         (1) The undersigned hereby elects to purchase shares of Common Stock of CELERITY SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payments of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


         (3) Please issue a certificate or certificates presenting said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                           Name


                                           Name

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.

                                           Name


                                           Name

                                    EXHIBIT B

                            FORM OF ASSIGNEMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee names below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below but not below

Name of Assignee              Address                No. of Shares

And does hereby irrevocably constitute and appoint
Attorney to make such transfer on the books of CELERITY SYSTEMS, INC. maintained for the purpose with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:
                                                     Signature of Holder



                                                     Witness

No. W-10      Warrant to Purchase Fifty Thousand (50,000) Shares of
                     Common Stock of Celerity Systems, Inc.
                             (Subject to adjustment)


Date of Issuance - As of September 30, 1999


                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYOTHOCATED IN THE ABSENCE OF A REGISTERATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRIED.

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             CELERITY SYSTEMS, INC.

         This certifies that, for value received, Hunter Singer, or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), Fifty Thousand (50,000) shares of common stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment of the exercise price (the "Exercise Price") therefore, as set forth in Sections 2 and 3 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include the Warrant and any warrants delivered in substitution or exchange therefore as provided herein.

         1.. TERM OF WARRANT. Subject to the terms and conditions set forth herein, the Warrant shall be exercisable, in whole or in part, during the term commencing as of September 30, 1999 and ending 5:00 p.m., Eastern Time September 29, 2002 and shall be void thereafter (the "Term").

         2. EXERCISE PRICE. The Exercise Price at which the Warrant may be exercised shall be $0.586 per share of Common Stock, as adjusted from time to time to pursuant to Section 11 hereof (the "Exercise Price").

         9.       EXERCISE OF WARRANT.

                  (a) The purchase rights represented by the Warrant are exercisable by the Holder in whole or in part, but not for less than 100 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the Term hereof as described in Section 1 above, by the surrender of this warrant and Notice of Exercise annexed hereto as EXHIBIT "A" duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) upon payment in cash or by check acceptable to the Company in an amount equal to the product of the Exercise Price set forth in Section 2 above multiplied by the number of shares of common Stock being purchased upon such exercise.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in event within ten (10) days thereafter, the Company as its expense shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this warrant may then be exercised.

         4. NO FACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this warrant. In lieu of any fractional share to which the Holder otherwise be entitled, the Company shall make a cash payment equal to the Current Market value multiplied by such fraction.

         Current Market Value of one share Common Stock shall mean:

         (1) If the common Stock is listed on national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ

National Market system or Small cap system, the Current Market Value shall be last reported sale price of the common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system or

         (2) If the common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the NASDAQ Electronic Bulletin Board or its then existing successor on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, on the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. RIGHTS OF STOCKHOLDERS. This warrant shall not entitle the Holder to any of the rights of a Stockholder of the Company.

         7.       TRANSFER WARRANT.

         (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred in the Warrant Register of the Company, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT AND UNDERLYING COMMON STOCK. This Warrant may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act 1933, as amended (the "Act"), title to this Warrant may be transferred by the endorsement (by the Holder executing the Assignment Form annexed hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by the endorsement and delivery. The Common Stock to be issued upon exercise hereof, may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company)

         (c) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its exercise shall issue to or the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

         (d) COMPLIANCE WITH SECURITIES LAWS.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) This Warrant and all shares of Common Stock issued upon exercise hereof shall, unless registered under the Act, be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by the State securities laws):

         THE SECURITIES PRESENTED HEREBY HAVE BEEN ACUIRED FOR
         INVESTMENT AND HAVE NOT BEEN REGISTED UNDER THE SECURITIES
         ACT OF

         1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEPTION THEREFORM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY NE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. RESERVATION OF STOCK. The company covenants that during the Term of this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Sock upon the exercise of this warrant, and from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be in free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are in charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9.       NOTICES.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Treasurers setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment. And shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

         (b) In case

                  (i) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purposes of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or subsequently all the assets of the Company to another incorporation, or

                  (iii) of any voluntary dissolution, liquidation of winding-up of this Company,

then, and in each such case, the Company will mail or cause to mail the Holder or Holders a notice specifying, as the case may be (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation merger, conveyance dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3) business day following the date of such mailing.

         10.      AMENDMENTS.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

         (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed, a further or continuing waiver of any such term, condition, or provision.

         11. ADJUSTMENTS. The exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         11.1 MERGER RECLASSIFICATION, ETC. If the Company at any time while this Warrant or any portion thereof, remains outstanding and unexpired shall, by merger, consolidation, reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exists into the same or a different number of securities of any other class or classes this Warrant shall thereafter represent the right to acquire such number and kind of securities which were subject to the purchase rights under this Warrant immediately prior to such merger, consolidation, reclassification or other change and the Exercise Price therefore shall be approximately adjusted, all subject to further adjustment as provided in Section II.

         11.2 SPLIT, SUBDIVISION OF COMBINATION OF SHARES. If the Company at any time while this warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivided or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of combination.

         11.3 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment and readjustment is based. The Company shall, upon written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect and; (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

         11.6 NO IMPAIRMENT, The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all of such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         12.      MISCELLANEOUS.

         12.1 AMENDMENTS OF WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

         12.2 NOTICES. Any notices required to be sent to a Holder will be delivered to the address of such Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid and will be deemed to have been given when so delivered or sent.

         12.3 DESCRIPTIVE HEADINGS: GOVERNING LAW. The descriptive heading of the paragraphs of this Warrant are inserted for convenience only and do not constitute a pat of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the States of Delaware, without regard to principals of conflicts or choice of law.

IN WITNESS WHEREOF, CELERITY SYSTEMS, INC. caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 30, 1999

                                             CELERITY SYSTEMS, INC.

                                             By: /s/ Kenneth D. Van Meter
                                             Title: President & CEO

AGREED AND ACCEPTED:

HOLDER:

        By:
        Title:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

To:     CELERITY SYSTEMS, INC.

         (1) The undersigned hereby elects to purchase shares of Common Stock of CELERITY SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payments of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates presenting said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                                            Name


                                                            Name

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.

                                                            Name


                                                            Name

                                    EXHIBIT B

                            FORM OF ASSIGNEMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee names below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below but not below

Name of Assignee              Address                No. of Shares

And does hereby irrevocably constitute and appoint
Attorney to make such transfer on the books of CELERITY SYSTEMS, INC. maintained for the purpose with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:
                                                     Signature of Holder



                                                     Witness

No. W-11      Warrant to Purchase Fifty Thousand (50,000) Shares of
                     Common Stock of Celerity Systems, Inc.
                             (Subject to adjustment)


Date of Issuance - As of September 30, 1999


                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYOTHOCATED IN THE ABSENCE OF A REGISTERATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRIED.

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             CELERITY SYSTEMS, INC.

         This certifies that, for value received, Joe Donahue, or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), Fifty Thousand (50,000) shares of common stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment of the exercise price (the "Exercise Price") therefore, as set forth in Sections 2 and 3 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include the Warrant and any warrants delivered in substitution or exchange therefore as provided herein.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, the Warrant shall be exercisable, in whole or in part, during the term commencing as of September 30, 1999 and ending 5:00 p.m., Eastern Time September 29, 2002 and shall be void thereafter (the "Term").

         2. EXERCISE PRICE. The Exercise Price at which the Warrant may be exercised shall be $0.586 per share of Common Stock, as adjusted from time to time to pursuant to Section 11 hereof (the "Exercise Price").

         3.      EXERCISE OF WARRANT.

         (a) The purchase rights represented by the Warrant are exercisable by the Holder in whole or in part, but not for less than 100 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the Term hereof as described in Section 1 above, by the surrender of this warrant and Notice of Exercise annexed hereto as EXHIBIT "A" duly completed and executed on ------- behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) upon payment in cash or by check acceptable to the Company in an amount equal to the product of the Exercise Price set forth in Section 2 above multiplied by the number of shares of common Stock being purchased upon such exercise.

         (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in event within ten (10) days thereafter, the Company as its expense shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this warrant may then be exercised.

        4. NO FACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this warrant. In lieu of any fractional share to which the Holder otherwise be entitled, the Company shall make a cash payment equal to the Current Market value multiplied by such fraction.

        Current Market Value of one share Common Stock shall mean:

         (1) If the common Stock is listed on national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ

National Market system or Small cap system, the Current Market Value shall be last reported sale price of the common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system or

         (2) If the common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the NASDAQ Electronic Bulletin Board or its then existing successor on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, on the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

         6. RIGHTS OF STOCKHOLDERS. This warrant shall not entitle the Holder to any of the rights of a Stockholder of the Company.

         7.       TRANSFER WARRANT.

         (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred in the Warrant Register of the Company, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT AND UNDERLYING COMMON STOCK. This Warrant may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act 1933, as amended (the "Act"), title to this Warrant may be transferred by the endorsement (by the Holder executing the Assignment Form annexed hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by the endorsement and delivery. The Common Stock to be issued upon exercise hereof, may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company)

         (c) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its exercise shall issue to or the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

         (d) COMPLIANCE WITH SECURITIES LAWS.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) This Warrant and all shares of Common Stock issued upon exercise hereof shall, unless registered under the Act, be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by the State securities laws):

         THE SECURITIES PRESENTED HEREBY HAVE BEEN ACUIRED FOR
         INVESTMENT AND HAVE NOT BEEN REGISTED UNDER THE SECURITIES
         ACT OF

         1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEPTION THEREFORM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY NE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. RESERVATION OF STOCK. The company covenants that during the Term of this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Sock upon the exercise of this warrant, and from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be in free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are in charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9.       NOTICES.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Treasurers setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment. And shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

         (b) In case

                  (i) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purposes of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or subsequently all the assets of the Company to another incorporation, or

                  (iii) of any voluntary dissolution, liquidation of winding-up of this Company,

then, and in each such case, the Company will mail or cause to mail the Holder or Holders a notice specifying, as the case may be (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation merger, conveyance dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3) business day following the date of such mailing.

         10.      AMENDMENTS.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

         (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed, a further or continuing waiver of any such term, condition, or provision.

         11. ADJUSTMENTS. The exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         11.1 MERGER RECLASSIFICATION, ETC. If the Company at any time while this Warrant or any portion thereof, remains outstanding and unexpired shall, by merger, consolidation, reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exists into the same or a different number of securities of any other class or classes this Warrant shall thereafter represent the right to acquire such number and kind of securities which were subject to the purchase rights under this Warrant immediately prior to such merger, consolidation, reclassification or other change and the Exercise Price therefore shall be approximately adjusted, all subject to further adjustment as provided in Section II.

         11.2 SPLIT, SUBDIVISION OF COMBINATION OF SHARES. If the Company at any time while this warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivided or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of combination.

         11.3 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment and readjustment is based. The Company shall, upon written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect and; (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

         11.4 NO IMPAIRMENT, The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all of such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         12.      MISCELLANEOUS.

         12.1 AMENDMENTS OF WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

         12.2 NOTICES. Any notices required to be sent to a Holder will be delivered to the address of such Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid and will be deemed to have been given when so delivered or sent.

         12.3 DESCRIPTIVE HEADINGS: GOVERNING LAW. The descriptive heading of the paragraphs of this Warrant are inserted for convenience only and do not constitute a pat of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the States of Delaware, without regard to principals of conflicts or choice of law.

IN WITNESS WHEREOF, CELERITY SYSTEMS, INC. caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 30, 1999

                                             CELERITY SYSTEMS, INC.

                                             By: /s/ Kenneth D. Van Meter
                                             Title: President & CEO

AGREED AND ACCEPTED:

HOLDER:

        By:
        Title:

                               EXHIBIT A

                      FORM OF NOTICE OF EXERCISE

To:     CELERITY SYSTEMS, INC.

         (1) The undersigned hereby elects to purchase shares of Common Stock of CELERITY SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payments of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates presenting said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                             Name


                                             Name

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.

                                             Name


                                             Name

                               EXHIBIT B

                       FORM OF ASSIGNEMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee names below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below but not below

Name of Assignee              Address                No. of Shares

And does hereby irrevocably constitute and appoint
Attorney to make such transfer on the books of CELERITY SYSTEMS, INC. maintained for the purpose with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:
                                                     Signature of Holder



                                                     Witness

No. W-12    Warrant to Purchase Fifty Thousand (50,000) Shares of
                   Common Stock of Celerity Systems, Inc.
                          (Subject to adjustment)


Date of Issuance - As of September 30, 1999


                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYOTHOCATED IN THE ABSENCE OF A REGISTERATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRIED.

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             CELERITY SYSTEMS, INC.

         This certifies that, for value received, Max Rockwell, or its registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), Fifty Thousand (50,000) shares of common stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment of the exercise price (the "Exercise Price") therefore, as set forth in Sections 2 and 3 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Warrant" as used herein shall include the Warrant and any warrants delivered in substitution or exchange therefore as provided herein.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, the Warrant shall be exercisable, in whole or in part, during the term commencing as of September 30, 1999 and ending 5:00 p.m., Eastern Time September 29, 2002 and shall be void thereafter (the "Term").

         2. EXERCISE PRICE. The Exercise Price at which the Warrant may be exercised shall be $0.586 per share of Common Stock, as adjusted from time to time to pursuant to Section 11 hereof (the "Exercise Price").

         3.       EXERCISE OF WARRANT.

                  (a) The purchase rights represented by the Warrant are exercisable by the Holder in whole or in part, but not for less than 100 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the Term hereof as described in Section 1 above, by the surrender of this warrant and Notice of Exercise annexed hereto as EXHIBIT "A" duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) upon payment in cash or by check acceptable to the Company in an amount equal to the product of the Exercise Price set forth in Section 2 above multiplied by the number of shares of common Stock being purchased upon such exercise.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in event within ten (10) days thereafter, the Company as its expense shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this warrant may then be exercised.

        4. NO FACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this warrant. In lieu of any fractional share to which the Holder otherwise be entitled, the Company shall make a cash payment equal to the Current Market value multiplied by such fraction.

         Current Market Value of one share Common Stock shall mean:

         (1) If the common Stock is listed on national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ

National Market system or Small cap system, the Current Market Value shall be last reported sale price of the common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system or

         (2) If the common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the NASDAQ Electronic Bulletin Board or its then existing successor on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                  5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, on the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

                  6. RIGHTS OF STOCKHOLDERS. This warrant shall not entitle the Holder to any of the rights of a Stockholder of the Company.

                  7.       TRANSFER WARRANT.

         (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred in the Warrant Register of the Company, the Company may treat the holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) TRANSFERABILITY AND NONNEGOTIABILITY OF WARRANT AND UNDERLYING COMMON STOCK. This Warrant may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act 1933, as amended (the "Act"), title to this Warrant may be transferred by the endorsement (by the Holder executing the Assignment Form annexed hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by the endorsement and delivery. The Common Stock to be issued upon exercise hereof, may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company)

         (c) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its exercise shall issue to or the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

         (d) COMPLIANCE WITH SECURITIES LAWS.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) This Warrant and all shares of Common Stock issued upon exercise hereof shall, unless registered under the Act, be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by the State securities laws):

         THE SECURITIES PRESENTED HEREBY HAVE BEEN ACUIRED FOR
         INVESTMENT AND HAVE NOT BEEN REGISTED UNDER THE SECURITIES
         ACT OF

         1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEPTION THEREFORM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY NE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         8. RESERVATION OF STOCK. The company covenants that during the Term of this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Sock upon the exercise of this warrant, and from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be in free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are in charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         9.       NOTICES.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Treasurers setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment. And shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

         (b) In case

                  (i) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purposes of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or subsequently all the assets of the Company to another incorporation, or

                  (iii) of any voluntary dissolution, liquidation of winding-up of this Company,

then, and in each such case, the Company will mail or cause to mail the Holder or Holders a notice specifying, as the case may be (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation merger, conveyance dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

         (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third (3) business day following the date of such mailing.

         10.      AMENDMENTS.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

         (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed, a further or continuing waiver of any such term, condition, or provision.

         11. ADJUSTMENTS. The exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         11.1 MERGER RECLASSIFICATION, ETC. If the Company at any time while this Warrant or any portion thereof, remains outstanding and unexpired shall, by merger, consolidation, reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exists into the same or a different number of securities of any other class or classes this Warrant shall thereafter represent the right to acquire such number and kind of securities which were subject to the purchase rights under this Warrant immediately prior to such merger, consolidation, reclassification or other change and the Exercise Price therefore shall be approximately adjusted, all subject to further adjustment as provided in Section II.

         11.2 SPLIT, SUBDIVISION OF COMBINATION OF SHARES. If the Company at any time while this warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivided or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of combination.

         11.3 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment and readjustment is based. The Company shall, upon written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect and; (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

         11.4 NO IMPAIRMENT, The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all of such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

         12.      MISCELLANEOUS.

         12.1 AMENDMENTS OF WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

         12.2 NOTICES. Any notices required to be sent to a Holder will be delivered to the address of such Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid and will be deemed to have been given when so delivered or sent.

         12.3 DESCRIPTIVE HEADINGS: GOVERNING LAW. The descriptive heading of the paragraphs of this Warrant are inserted for convenience only and do not constitute a pat of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the States of Delaware, without regard to principals of conflicts or choice of law.

IN WITNESS WHEREOF, CELERITY SYSTEMS, INC. caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: September 30, 1999

                                             CELERITY SYSTEMS, INC.

                                             By: /s/ Kenneth D. Van Meter
                                             Title: President & CEO

AGREED AND ACCEPTED:

HOLDER:

        By:
        Title:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE

To:     CELERITY SYSTEMS, INC.

         () The undersigned hereby elects to purchase shares of Common Stock of CELERITY SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payments of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates presenting said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                             Name


                                             Name

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.

                                             Name


                                             Name

                                    EXHIBIT B

                            FORM OF ASSIGNEMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee names below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below but not below

Name of Assignee              Address                No. of Shares

And does hereby irrevocably constitute and appoint
Attorney to make such transfer on the books of CELERITY SYSTEMS, INC. maintained for the purpose with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:
                                                     Signature of Holder



                                                     Witness